UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2007
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio (Address of Principal Executive Offices)	45334-0629 (Zip Code)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On June 12, 2007, the Board of Directors of Thor Industries, Inc. (the “Company”) approved a revised compensation package for non-employee directors. Each non-employee director will receive an annual cash retainer of $170,000, payable quarterly, plus expenses. The lead director and the chair of the Audit Committee will each receive an additional annual cash retainer of $20,000, payable quarterly. Currently, the Company does not anticipate awarding additional equity compensation to non-employee directors.
Item 2.02 Results of Operations and Financial Condition.
     On June 12, 2007, the Company filed Form 12b-25 with the Securities and Exchange Commission (“SEC”) disclosing, among other things, the estimated income before income taxes and net income of the Company for the three months ended January 31, 2007 and April 30, 2007. A copy of the Company’s Form 12b-25 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     In accordance with general instruction B.2 to Form 8-K, the information set forth in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information set forth in Item 1.01 of this report is incorporated by reference herein.
Item 8.01 Other Events.
     On June 12, 2007, the Company filed Form 12b-25 with the SEC disclosing that the Company was not able to timely file its quarterly report on Form 10-Q for the period ended April 30, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Copy of Form 12b-25, filed by the Company with the SEC on June 12, 2007.

Cautionary Note Regarding Forward-Looking Statements
     This report includes “forward-looking statements” that involve uncertainties and risks. There can be no assurance that actual results will not differ from the Company’s expectations. The estimates noted in Item 2.02 above have not yet been subject to a SAS 100 review by the Company’s independent, registered public accounting firm and may be subject to change until the Company finalizes its quarterly financial statements. Other factors which could cause materially different results include, among others, the Company’s ability to become current in its filings with the SEC, additional issues that may arise in connection with the findings of the Audit Committee’s investigation relating to the Company’s Dutchmen Manufacturing, Inc. operating subsidiary and the SEC’s requests for additional information, fuel prices, fuel availability, interest rate increases, increased material costs, the success of new product introductions, the pace of acquisitions, cost structure improvements, competition and general economic conditions and the other risks and uncertainties discussed more fully in the Company’s Annual Report on Form 10-K/A for the year ended July 31, 2006, and in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Registrant’s Form 10-Q/A for the quarter ended October 31, 2006. The Company disclaims any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance of this report, except as required under the federal securities laws.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: June 18, 2007	By:	/s/ Walter Bennett
		Name:	Walter Bennett
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Copy of Form 12b-25, filed by the Company with the SEC on June 12, 2007.

4